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[GRAPHIC OMITTED]                                                                                       EXHIBIT 1. A(10)
Investors Partner Life
                                                                                                       [OBJECT OMITTED]
Application for Life Insurance                                                                           John Hancock
Part A
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        This  application  is  to:  Investors  Partner  Life  Insurance  Company
        (sometimes referred to as "the Company").

        Instructions:   1) Please print all answers legibly in black ink.
                        2) The Proposed Insured or Applicant must initial any
                           change or deletion.
                        3) Section J must be completed on all people proposed
                           for coverage unless they are medically examined.

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A.      Proposed Insured

        Insured's Name: ________________________________________________________

        Address: _______________________________________________________________

        City/ State / Zip: _____________________________________________________

        Social Security #:   _______ - ____ - _______         Date of Birth:        /       /           Sex: [ ]  Female  [ ]  Male
                                                                              ----------------------



        Telephone Day:     [       ] _______  Evening:    [       ]            Drivers Lic #:                       State: _____
                            -------                        -------  ----------                 --------------------


        Occupation: _________________________________    Best Time/Place to Call:    ___________________________________________

        Has the Proposed Insured received any medical attention in the last 6 months, other than a visit to a physician for a general
        physical?   [  ]  Yes   [  ]  No

        Does the Proposed Insured smoke cigarettes or use any other tobacco product, i.e., cigars, pipes, snuff, chewing tobacco, etc.?

                    [  ]   Yes  [  ]  No

               If Yes, product and frequency:  _____________________________________________________________________

               If No, is the Proposed Insured a former tobacco user? [  ] Yes   [  ]  No

               If Yes, product and date last used:  __________________________________________________________________
------------------------------- ----------------------------------------------------------------------------------------------------
B.    Plan Options
                              [  ]  Variable Life                               [  ]  [Other]  _______________________________


      Coverage Desired          Amount of Insurance (Sum Insured): $ _________________________

      Death Benefit Options:
                           [ ] Option A - Level Death Benefit    [ ]  Option B - Variable Death Benefit


      Optional Coverages:  [ ]  Disability Waiver of Charges  [ ]  Accelerated Death Benefit  [ ] [Extended Maturity Benefit Rider]

                           [ ]  [Disability Waiver of Premium]    $ __________________ (monthly amount to be waived)
----------------------------- ------------------------------------------------------------------------------------------------------
C.    Beneficiary               Primary Beneficiary  Name:    _____________________  %of Benefit:_______  Relationship _________
      Attach  extra  sheet if   Primary Beneficiary  Name:    _____________________  %of Benefit:_______  Relationship _________
      more space is needed.     Contingent Beneficiary Name:  _____________________  %of Benefit:_______  Relationship _________

------------------------------------------------------------------------------- ----------------------------------------------------
D.      Owner        Name:      ____________________________________________     Social Security #:   _______ - ____ - _______
Complete if Owner
Is other than the    Address:   ____________________________________________     Date of Birth:       _____/_____/_____
Proposed Insured

                 City/State/Zip:                                                 Owner's Tel:  (Day) [____]__________

                                                                                               (Evening)  [____]__________
Contingent
Owner            Name:       ______________________________________ Social Security #:    _______ - ____ - _______

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                                                                                       Investors Partner Life Insurance Company
                                                                                            [P.O. Box 942, Boston, MA 02117]

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.














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


Application for Life Insurance
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E.      Payment Options

        [ ] Annual         Planned Premium (annually) $ _____________________
        [ ] Semi-annual    First Year Lump Sum Payment (if applicable) $ _____________________
        [ ] Quarterly      [ ] Other (provide details):  _______________________________________

        [ ] I authorize the Investors Partner Life Insurance Company to deduct monthly premiums from my account on the ______ day of every month. (Attach voided check).

            Bank/Company Name: __________________________________________________________________

            Transit/Routing Number:  ______________________  Account Number:  ___________________________

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F.      Telephone Loan Option

               I/We direct the company to act upon telephone instructions from the Owner (a trustee, if the Owner is a trust; or an authorized business official, if the Owner is a business entity) to process policy loans, subject to provisions of the contract.

                                       [ ] Yes    [ ] No
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G.      Advanced Payment

        How  much   Advanced   Payment  was  made  with  this   application?
        $______________________________  (External 1035 exchange cases may NOT be prepaid.)

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H.      Sub-Account Investment Option


        What investment style are you hoping to meet with your Subaccount investment option?

       [ ] Conservative        [ ] Moderately Conservative       [ ] Moderately Aggressive     [ ] Aggressive

        Percentages must be in whole amounts and equal to 100%.

        [   Large Cap Stocks                        Bonds                                        Other
        ____% Managed                               ____% Short Term Bond                        ____% ________________________
        ____% Growth and Income                     ____% Bond Index                             ____% ________________________
        ____% Equity Index                          ____% Sovereign Bond                         ____% ________________________
        ____% Large Cap Value                       ____% Strategic Bond                         ____% ________________________
        ____% Large Cap Growth                      ____% High Yield Bond                        ____% ________________________


            Mid Cap/Small Cap Stocks                Cash Equivalents                             ____% ________________________

        ____% Mid Cap Value                         ____% Money Market                           ____% ________________________
        ____% Diversified Mid Cap Growth
        ____% Mid Cap Growth                        Fixed Account
        ____% Real Estate Equity                    ____% Fixed Account
        ____% Small/Mid Cap Core
        ____% Small/Mid Cap Value
        ____% Small Cap Growth
                                                                       Other
            International Equities                  ____% ____________________________
        ____% Global Equity                         ____% ____________________________
        ____% International Balanced                ____% ____________________________
        ____% International Equity Index            ____% ____________________________
        ____% International Opportunities           ____% ____________________________
        ____% Emerging Market Equity                ____% ____________________________]

        Check here for:    [ ] Dollar Cost Averaging     OR    [ ] Asset Rebalancing

        For either of the above options to be effective, a Form [XYZ123] needs to be completed.

        A prospectus for the policy applied for has been received by the Proposed Insured and/or the Applicant Prospectus Date: ___________

Application for Life Insurance
---------------------------------------------------------------------- -------------------------------------------------------------

I.       Underwriting Information
         1)  Has the Proposed Insured done, in the past three years, or intend to do any of the following:
                      a)   Flying, except as a passenger on a regularly scheduled airlines?                      [ ] Yes  [ ] No
                      b)   Skin/scuba diving, parachuting, motorized racing, or other hazardous sports?          [ ] Yes  [ ] No

             If a and/or b is answered Yes, please complete the applicable application supplement(s).

         2)  In the past three years, has the Proposed Insured been convicted of two or more motor vehicle
             moving violations or had a driving license suspended or revoked?                                    [ ] Yes  [ ] No

         3)  In the past ten years, has the Proposed Insured been convicted of or incarcerated for the violation of any criminal law (unless later acquitted).  Are there any criminal charges now pending
             against the Proposed Insured, or is the Proposed Insured on probation?                              [ ] Yes  [ ] No

         4)  Does the  Proposed  Insured  intend to reside or travel  outside the                                [ ] Yex  [ ] No
             U.S. or Canada?  Yes No If any of questions 2 - 4 are  answered  "Yes", please explain:

             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------

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J.     Complete for Non-Medical Applications Only                                                                          Part B
         Please give full details below for every "Yes" answer to Questions 1 - 4 for the Proposed Insured.
         Be sure to include the names and addresses of any treatment providers.

         1)     Has the Proposed  Insured ever been treated for or had any known indication of disease of the heart or blood vessels,  chest pain or high blood  pressure,  stroke or paralysis,  tumor or cancer, convulsions,  kidney disease,  gastro-intestinal disease, mental
                or psychiatric disorder, lung or respiratory disease, or blood disorder?                           [ ] Yes  [ ] No

         2)     Has the Proposed Insured had or ever been diagnosed or treated by a physician or other licensed medical practitioner for Human Immunodeficiency Virus or  Acquired Immune Deficiency
                Syndrome (AIDS)?                                                                                   [ ] Yes  [ ] No

         3)     Within the past 5 years, has the Proposed Insured received counseling or treatment regarding use
                of alcohol, drugs, illegal drugs, or used illegal drugs or controlled substances?                  [ ] Yes  [ ] No

         4)     Other than the above, within the past 5 years has the Proposed Insured
                  a) Been admitted to a hospital or other medical or rehabilitation facility?                      [ ] Yes  [ ] No
                  b) Consulted or been treated by a physician, or had a medical exam or checkup?                   [ ] Yes  [ ] No
         5)     Is the Proposed Insured currently taking any prescription drug?                                    [ ] Yes  [ ] No
                If Yes, what drugs? __________________________     How frequently? ___________________
         6)     If the  Proposed  Insured  has a personal  physician,  please  provide  name, address, and details below.

                -----------------------------------------------------------------------------
                -----------------------------------------------------------------------------
                -----------------------------------------------------------------------------
              Date last seen: ______________________     Reason(s) last seen: ________________________

Please give details to the above "Yes" answered questions below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Attach additional sheet or details to "Yes" questions, if necessary.

Application for Life Insurance
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K.      Existing Insurance     1.   Give information as to all life insurance in force on the Proposed Insured:
        Coverage
                                                             Issue                                                   Business
                                     Name of Company          Year       Plan        Amount       ADB Amount        Insurance
                               ---------------------------- --------- ----------- ------------- --------------- -------------------
                                                                                                                  [ ] Yes   [ ] No
                               ---------------------------- --------- ----------- ------------- ---------------
                                                                                                                  [ ] Yes   [ ] No
                               ---------------------------- --------- ----------- ------------- ---------------
                                                                                                                  [ ] Yes   [ ] No
                               ---------------------------- --------- ----------- ------------- ---------------
                                                                                                                  [ ] Yes   [ ] No
                               ---------------------------- --------- ----------- ------------- ---------------
                             2.  Is any other insurance application now pending or contemplated on the life of the
                                 Proposed Insured?                                                                [ ] Yes   [ ] No

                                 What companies and amounts?      ------------------------------------------------------
                                                                  ------------------------------------------------------
                             3.  Has any  application  for  life  or  disability insurance  on the  Proposed  Insured  ever
                                 been declined,  postponed,  or modified, or has been subject to extra  premium?  [ ] Yes   [ ] No
                                 If yes, give most recent company, including Investors Partner Life and list reasons below.
                                 Company __________________________________  Date ________________________
                                 Reasons _________________________________________________________________
                             4.  If the insurance  being applied for replaces or changes any existing coverage,  please list the name of the insuring  company(ies),  the amount of coverage, and the policy number in the space provided here:

                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                             5.  Is this a conversion?   [ ] Yes        [ ]  No
                                 If yes, is it a Full or Partial conversion? Please list the policy number(s), the amount converted, the conversion type, and the amount remaining in force below:

                                 --------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------

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L.   Telephone Transfer Provision

     By checking the "Yes" box below, I/We direct the Company to act upon telephone instructions from the Owner (a trustee, if the Owner is a trust, or an authorized business official, if the Owner is a business entity) and my/our registered representative, if applicable, to change future payment allocations and/or transfer existing funds among the investment options, subject to the terms of the telephone transfer provision as described in the current prospectus for this life insurance policy.

                  Yes  [ ]      If "Yes", please check one:              [ ]  Owner(s) and Registered Representative
                   No  [ ]                                               [ ]  Owner(s) only

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M.    Special Instructions:

         -------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------

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N.    Policy Dating

      The policy will be effective on the Date of Issue, which is the date:

          (i) the policy is delivered and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date", and

          (ii) the balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living within 60 days of the last "Completion Date", and

          (iii) each person proposed for insurance under this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest "Completion Date".

The "Completion Date" will be the date of completion of the latest of Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to age and amount applied for. In the event the Proposed Insured's age would change based on the above Policy Dating criteria, Investors Partner Life reserves the right to choose an effective date that preserves the Proposed Insured's age at application.

Application for Life Insurance
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Taxpayer Identification Number Certification

Enter the Owner's taxpayer identification number.  (For most individuals this is the social security number.)
Social Security #:  _______ - ____ - _______       or         Taxpayer I.D.#:  _____ - __________________
Back-up Withholding
Check the appropriate box:
       [ ] Owner is NOT subject to back-up  withholding  under the provisions of section  3405 of the  Internal  Revenue  Code.
       [ ] Owner is  subject  to back-up  withholding  under the  provisions  of section  3405 of the Internal Revenue Code.

Certification:  Under the penalties of perjury, I certify that the information given above is true, correct, and complete.

   Owner's Signature _____________________________________  Date _______________

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NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT CONTRACTS
--------------------------------------------------------------------------------

          (Read and sign if purchased as a Modified Endowment Contract)

Certain amendments made to the Internal Revenue Code by the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) have changed the income taxation of cash withdrawn from certain affected life insurance policies called Modified Endowment Contracts, or MEC's. Due to the amount of premium you plan to pay into this policy, this law will affect you.

It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends, will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made i.e., the value of your policy exceeds the amount you've paid into it, you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2 except on disability or if taken in the form of an annuity.

The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured will continue to be income tax free under current legislation.

This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither Investors Partner Life nor its Representative can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

If you wish to modify your Planned Premium to avoid creating a Modified Endowment Contract, your Representative will assist you. Otherwise, please sign the Acknowledgment below.

--------------------------------------------------------------------------------
POLICYOWNER ACKNOWLEDGEMENT AND SIGNATURE
--------------------------------------------------------------------------------

I have read the above Notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed policy to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

Owner's Signature _________________________________________________________Date __________________________

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Representative
      1. How long have you known the Proposed Insured? _________________________
      2. Are you related to the Proposed Insured? [ ] Yes  [ ] No  If "Yes",  Relationship ________________________
      3. Is this a Business  Insurance  case?  [ ] Yes  [ ] No If yes,  complete  Business Insurance Questionnaire.
      4. Proposed Insured interviewed by me on  ___/___/___.
         The Federal  Fair Credit  Reporting  Act notice has been  delivered  as required.
      5. To the best of my knowledge, the only replacement is as stated above.
      6. From  my  knowledge  and  investigation,  the  Proposed  Insured  is of temperate habits and good moral character and I do not know of anything that would affect the  insurability of the Proposed  Insured not stated
         herein.  I  recommend   his/her   acceptance   without   qualification.

         Registered Representative Signature ________________________________________ Date_______________

Statements to the Company's Representative
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                            AGREEMENTS AND SIGNATURES
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A.      The  statements and answers on pages 1 through 4 of Part A and Part B of the attached application are, to the best of my knowledge and belief, complete, true, and correctly recorded. All statements and answers are representations and not warranties, and with all Parts B of the attached application will form the basis for and be a part of any new policy or additional benefit provision issues on this application.


B. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement Form bearing the same date of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A which satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending with Investors Partner Life, its parent company and any other subsidiaries of the parent company, does not exceed $1,000,000 life insurance.


C. If the applicant has a right to have the new policy issued as requested without completing any Part B, the new policy will take effect as of its Date of Issue, provided the initial payment has been received with this application.


D. In cases other than those described in B and C above, the policy will be effective on the Date of Issue, which is the date the policy is (i) delivered and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date", and (ii) the balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days of the latest "Completion Date", and (iii) each person proposed for insurance under the application is living and has not consulted or been examined or treated by a physician or practitioner since the latest "Completion Date".


E. No agent or medical examiner is authorized to make or discharge policies or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the Company. A medical examiner is not an agent of the Company.


F. All benefits, payments, and values, including the Death Benefit and Account Value, under any policy issued which is based upon the investment experience of a Separate Account may increase or decrease in accordance with the investment experience of the Separate Account and are not guaranteed as to fixed dollar amount.
        The Account Value may even decrease to zero.

        Provisions G, H, I, J, and K apply if the policy applied for is a term conversion.


G. The new policy will be a new, separate contract. If the new policy is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new policy takes effect. Until the new policy is issued, coverage will still be in force under the original policy. Coverage under the new policy will take effect as indicated above.


H. The application for the original insurance (unless such insurance is now incontestable) and the application for each additional benefit provision which is to be retained as specified in this application (unless such provision is now incontestable) will also form a basis for and be a part of the new policy.


I. If the original policy or benefit provision is being exchanged and is subject to an assignment, the new policy will be subject to the same assignment unless it is discharged or, in the case of a policy loan assignment, unless the indebtedness has been repaid.

Statements to the Company's Representative
------------------------------------------------------------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
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J.      If the new policy is issued in exchange  for the  original  policy,  any nonforfeiture  option election applicable to the original policy will be applicable to the new policy, if available,  unless otherwise  requested in writing.

K. Ownership and control of any policy issued on the attached application will be determined by the terms of the new policy.


L. [In the future, we may deliver prospectus updates and annual reports to consenting Owners electronically by one of the following options:
         [ ] (1) mailing a diskette or CD-ROM containing the document;
         [ ] (2) E-mailing the document; or
         [ ] (3) E-mailing a notice identifying an Internet site where the document can be viewed  and  downloaded.
          Whichever option you choose, we will supply the documents in a format compatible with:
         [ ] Microsoft Windows or  [ ] MacIntosh
         Please indicate your consent by checking the appropriate boxes.
         You may incur online charges to receive a document under option 2 or 3. If you would like to receive these documents in electronic format when available, please check the box and fill in your e-mail address here:______________________________________. This consent will be in effect until you revoke it. You may revoke it at any time by calling 1-800-732-5543. If you consent to electronically delivery, at any time you also may request that we send you paper copy.]


M. All statements and answers in this application are representations and not warranties and to the best of my knowledge and belief, are true and complete. I certify under the penalty of perjury that the Owner's Taxpayer Identification Number on page one is correct and complete. I assent to this application.




        __________________________________________________________________________________________________________________
        Applicant's Signature                                         Witness (Agent must witness where required by law)

        __________________________________________________________________________________________________________________
        Signature of Proposed Insured, if other than Applicant, and age 15 or over        City or Town               State



                                                                                                    on ___ , ______________
                                                                                                                      Date

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                SIGNATURES REQUIRED UPON DELIVERY OF THE POLICY
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Sign and date as of Delivery  Date.  This date will be the effective date of the policy:

_____________________________________________________________________
Owner signature's                                         Date

_____________________________________________________________________
Registered Representative's signature                     Date

--------------------------------------------------------------------------------
                        TO BE COMPLETED FOR EVERY CASE.
--------------------------------------------------------------------------------


                        Authorization and Acknowledgment

I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned and any children of the undersigned if proposed for insurance to give to the Company or its affiliates and reinsurers any such information, including information concerning every condition for which each has been under observation or treatment, including if the information specified contains information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment. I acknowledge receipt of the Federal Fair Credit Reporting Act notice, which contains a notice concerning the Medical Information Bureau.

A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the Proposed Insured's signature.

-------------------------------------------------           -----------------------------------------------------------
Signature of Proposed Insured, if age 15 or over            Signature of Applicant proposed for Insured is under age 15


---------------------------------------------------         ---------------------------------------------------------
Name of Proposed Insured, if under 15 (please print)                              Date


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


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                                 GIVE TO CLIENT

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Information  obtained about your  insurability  will be treated as confidential.
The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act.

The address of the Bureau's information office is:   Medical Information Bureau
                                                     Post Office Box 105, Essex Station
                                                     Boston, Massachusetts 02112
                                                     Telephone (617)426-3660


The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.

Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the  underwriting  actions of other  companies to whom you may have applied for life or health insurance.
------------------------------------------------------------------------------------------------------------------------------------

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                                                          GIVE TO CLIENT

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                    INVESTORS PARTNER LIFE INSURANCE COMPANY

           Notice to Each Person Proposed for New or Changed Coverage

As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Act by writing to us at:

                                            Investors Partner Life Insurance Company
                                            Underwriting - Federal Fair Credit Control C-5
                                            P.O. Box 111, John Hancock Place
                                            Boston, Massachusetts 02117

For  identification   purposes,  your  request  must  include  your  full  name, birthdate, address, and any applicable policy number.


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


 Complete This Section Only If Advance Payment Is Remitted With This Application.
    Please Read The Attached Conditions Of The Temporary Insurance Agreement


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Conditional            Does the Proposed Insured want Temporary Insurance        [ ] No   [ ] Yes Advance Payment $______
Temporary              Coverage?                                                              Minimum of one month's premium
Insurance
                       This  Temporary  Insurance  Agreement  will  take  effect
                       according to the terms and  conditions  of the  Temporary
                       Insurance  Agreement  if your  answers  to the  following
                       questions are NO:

                       1.    In the past two years, has any Proposed Insured consulted a physician, been      [ ]  Yes   [ ]  No
Please complete              diagnosed with, or had treatments for heart disease,  stroke, or cancer?
these questions
if you are             2.    In  the  past  6  months,  other  than  for  normal                              [ ]  Yes   [ ]  No
applying for                 pregnancy,  has any  Proposed  Insured  Yes No been
Temporary                    hospitalized  or advised by a physician  that he or
Insurance.                   she needs  hospitalization  for any  reason  (other
                             than for normal pregnancy)?




Signature

---------------------------------------------- -------------------------------------------------------------------------------------
Proposed Insured:
                                               .....................................................................................
Owner (if not Proposed Insured):
                                               .....................................................................................
Witness:
                                               .....................................................................................

                                   Signed on:                                         In:
                                               ......................................     ..........................................
                                                              Date                                      City or Town/State

--------------------------------------------------------------------------------
             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT
--------------------------------------------------------------------------------

This Receipt and Conditional Temporary Insurance Agreement is governed by Agreement B of the application.

There is a total temporary insurance coverage limit of $250,000 on all applications pending on each person proposed for insurance with Investors Partner Life Insurance Company, its parent company and any other subsidiaries of the parent company regardless of the number of applications and the face amounts of the policies applied for.

Proposed Insured  ______________________________________________

Plan  _____________________________________________      Date _________________________________________

Received from _______________________________ the sum of $______________________  paid with the application to Investors  Partner Life with the same date and  number as this  receipt.  The receipt  is issued on the condition that any check,  draft or other order for payment of money is good and can be collected.

        Please make all premium checks payable to Investors Partner Life.
  Do not make check payable to your financial advisor or leave the payee blank.

Conditions of      The amount received must be at least the Minimum Temporary Insurance Premium,
Temporary          Parts A and B of the application and any medical examinations and tests must be completed, and
Insurance          The following questions are answered "NO":
                   a. In  the  past  two  years,  has  any  Proposed
                      Insured  consulted a physician,  been  diagnosed
                      with,  or  had  treatments  for  heart  disease,
                      stroke, or cancer? __________

                   b. Has any Proposed Insured been hospitalized
                      within the last 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)? __________

Commencement of      If the above Conditions of Temporary Insurance Coverage are met,
Temporary Insurance  the coverage in accordance with the terms and conditions of the
Coverage             policy applied for will take effect on the latest "Completion Date"
                     of all persons proposed for insurance. Each person's "Completion
                     Date" will be the date of completion  of the latest of the Parts
                     A and  B of  the application and any medical examinations and test
                     required  by  the  company's   published  initial underwriting
                     requirements,  according to the age and amount applied for.

Amount of Temporary  The amount of Coverage  will never exceed  $250,000 less the
Insurance Coverage   total of all amounts payable under all conditional  insurance agreements  issued by  Investors  Partner  Life  Insurance
                     Company,  its parent company and any other subsidiaries of the parent company, in  connection  with  any  insurance application pending on the Proposed Insured as of the date of this Receipt and Conditional  Temporary Insurance Agreement.  No  benefit will be paid  under this  Agreement if the Proposed  Insured's death results,  directly  or  indirectly,  or wholly or
                     partially,   from  intentionally   self-inflicted injury while
                     sane or self-inflicted  injury while insane.

Fraud Warning        Any person, who with intent to defraud or knowing that he is facilitating  a fraud against an  insurer,  submits an
                     application  or files a claim  containing a false or deceptive statement may be guilty of insurance fraud.

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       RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT (continued)
--------------------------------------------------------------------------------


Termination of                 The conditional temporary insurance coverage provided by this Agreement will end on the earliest of:
Temporary Insurance            1) The commencement of the coverage under the policy issued on the basis of this application.
Coverage                       2) The date  the  Owner  refuses  to  accept  the policy as offered for delivery.
                               3) The date the application is declined or deemed declined.  (Policy  is  deemed  declined  if  not approved within 60 days of the latest  Completion Date.)  Notice  of any such  declination  will be furnished.

                               If termination  occurs under 2) or 3) above,  the amount paid will be returned on surrender of this receipt.  In no  event  will the  coverage  be in effect  under  both  this  Conditional  Temporary
                               Insurance  Agreement and any policy issued on the basis  of this  application,  and  any  amendment
                               thereto,  with the same  date and  number as this Receipt  and  Conditional   Temporary   Insurance
                               Agreement.

Commencement of                Coverage under any policy issued on the basis of the application will replace the coverage provided
Coverage under the             by  this Agreement if:
Policy

                               The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion
                               Date", and;

                               The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date", and;

                               Each person proposed for insurance under this application is living and has not consulted for been examined or treated by a physician or practitioner since the latest "Completion Date". The Date of Issue will be the date all of the above conditions are met.

Minimum Temporary              The Minimum Temporary Insurance Premium is one month's  proportionate  part of the premium
Insurance Premium              according to the Company's published rates for policy and premium interval applied for.

                               Investors Partner Life Insurance Company

                               Proposed Insured  __________________________________         Date _______________

                               Registered Representative __________________________         Date _______________

(To be used in event of refund of payment)

Received of the Investors Partner Life Insurance Company, Boston, Massachusetts, the sum of $ __________________,.
the amount mentioned in the receipt on the opposite side hereof.

Date  ___________________

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